EXHIBIT 10.3
EXECUTION VERSION
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (SUSTAINABILITY TABLE AMENDMENT)
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (SUSTAINABILITY TABLE AMENDMENT) dated as of July 30, 2025 (this “Amendment”) is entered into by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), BOFA SECURITIES, INC., as a sustainability coordinator (“BofA Securities”), TD SECURITIES (USA) LLC as a sustainability coordinator (“TD Securities” and collectively with BofA Securities the “Sustainability Coordinators” and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement described below.
PRELIMINARY STATEMENTS
A.The Parent, certain other borrowers, the Administrative Agent, the Sustainability Coordinators and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of September 27, 2024 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a term loan facility and a revolving credit facility.
B.The Parent and the Sustainability Coordinators, each acting reasonably, have determined that as a result of the previously disclosed Resource Solutions Impacting Transaction (related to the acquisition by the Parent (directly or indirectly) of certain assets of Save That Stuff, Inc., notice thereof which was provided by the Borrowers on February 19, 2025) the Sustainability Table, should be amended.
C.Pursuant to Section 2.21(g) of the Credit Agreement, the Sustainability Coordinators, the Parent and the Administrative Agent have agreed to amend the Sustainability Table as defined herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.Sustainability Table Amendment. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the Sustainability Table attached to the Credit Agreement as Schedule 2.21 thereto is hereby amended to replace the “Resources Solutions Amount” table provided therein with the following:
Resource Solutions Amount

Fiscal Year	Resource Solutions Threshold	Resource Solutions Target
2023	1.214	1.361
2024	1.259	1.426
2025	1.437	1.606
2026	1.492	1.701
2.Conditions to Effectiveness. This Amendment shall become effective at 5:00 p.m. on July 30, 2025 (such date, the “Effective Date”) provided that (a) the Administrative Agent shall have received counterparts of this Amendment from a Responsible Officer of the Parent, from each of the Sustainability Coordinators and the Administrative Agent and (b) the Administrative Agent shall have not received written notice from the Required Lenders objecting to this Amendment prior to such time.
3.Effect of this Amendment. The Parent, on behalf of itself and each other Borrower, hereby
207897239_3

agrees that, except as expressly provided herein, (a) the Credit Agreement, the Security Agreement, the Pledge Agreement, each other Security Document and each other Loan Document shall remain unmodified and in full force and effect, and (b) this Amendment shall not be deemed to (i) be a waiver of, consent to, a modification of or amendment to any other term or condition of the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document any other Loan Document or any other agreement by and among any of the Borrowers, on the one hand, and the Administrative Agent or any Lender, on the other hand, (ii) prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document, any other Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, or (iii) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document, or any other Loan Document or any rights or remedies arising in favor of the Administrative Agent or the Lenders under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement, and shall constitute a “Loan Document” under and as defined in the Credit Agreement.
4.Reaffirmation. The Parent, on behalf of itself and each other Borrower, hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) confirms and reaffirms all of its obligations under the Loan Documents, (c) confirms and reaffirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Effective Date immediately prior to the effectiveness of the amendments provided by this Amendment and any Obligations outstanding at any time thereafter under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
5.Miscellaneous.
(a)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
(b)THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT, AS APPLICABLE, RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL, MUTATIS MUTANDIS.
(c)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents, constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment and the provisions of Section 10.20 of the Credit Agreement are by this reference incorporated herein in full, mutatis mutandis. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

207897239_3

(d)If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)The Parent agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this the Amendment and the other instruments and documents to be delivered in connection herewith, including, the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
[Signature Pages Follow]

207897239_3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PARENT:

CASELLA WASTE SYSTEMS, INC.

By: /s/ Bradford J. Helgeson
Name: Bradford J. Helgeson
Title: Executive Vice President and Chief Financial Officer

Casella Waste Systems, Inc.
First Amendment to Second Amended and Restated Credit Agreement (Sustainability Table Amendment)
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ DeWayne D. Rosse
Name: DeWayne D. Rosse
Title: Assistant Vice President

Casella Waste Systems, Inc.
First Amendment to Second Amended and Restated Credit Agreement (Sustainability Table Amendment)
Signature Page

BofA SECURITIES, LLC,
as Sustainability Coordinator

By: /s/ Andrew Stinson
Name: Andrew Stinson
Title: Managing Director

Casella Waste Systems, Inc.
First Amendment to Second Amended and Restated Credit Agreement (Sustainability Table Amendment)
Signature Page

TD SECURITIES (USA) LLC,
as Sustainability Coordinator

By: /s/ Susan Thompson
Name: Susan Thompson
Title: Managing Director, Head of Global Sustainable Finance & Advisory

Casella Waste Systems, Inc.
First Amendment to Second Amended and Restated Credit Agreement (Sustainability Table Amendment)
Signature Page